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                                                                     Exhibit 4.1

                                  NO PAR VALUE

NUMBER                                                                  SHARES

1984


                           AMERICAN MULTIPLEXER CORP.
COMMON STOCK
                          INCORPORATED UNDER THE LAWS
                         OF THE STATE OF NORTH CAROLINA

THIS CERTIFIES THAT                                            CUSIP 027648 10 4
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
AMERICAN MULTIPLEXER CORP., U.S.A. (hereinafter called the "Corporation"), transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation to all of which the holder by acceptance hereof assents.

                This Certificate is not valid unless countersigned and registered by the Transfer Agent.

                Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Date


[Signature Illegible]                             /s/ DENNIS E.BURT
President                                         -------------------------
                                                  Secretary

                           AMERICAN MULTIPLEXER CORP.
                                 CORPORATE SEAL


Countersigned: [Signature Illegible]

Florida Atlantic Stock Transfer, Inc.
5701 North Pine Island Road,
Tamakac, Florida 33321          Transfer agent


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The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM           - as tenants in common

TEN ENT           - as tenants by the entireties

JT TEN            - as joint tenants with right of survivorship and not as
                    tenants in common

UNIF GIFT MIN ACT - __________Custodian__________
                      (Cust)            (Minor)

                    under Uniform Gifts to Minors

                    Act _________________________
                                (State)

       Additional abbreviation may also be used though not in above list.

     For value received, ________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated, ________________________



                                        ________________________________________


     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

The shares represented by this certificate have not been registered under the Securities Act of 1933 and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be sold or offered for sale except pursuant to an effective registration statement under the Securities Act of 1933 or an opinion of counsel for the corporation that registration is not required under such Act.